Exhibit 99.1

                             TELBILL HOLDINGS, LLC.

                          INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                        1
Balance sheets as of December 31, 2013 and 2012                                2
Statements of operations for the years ended December 31, 2013 and 2012        3
Statements of member's (deficit) equity for the two years ended
 December 31, 2013                                                             4
Statements of cash flows for the years ended December 31, 2013 and 2012        5
Notes to financial statements                                                  6


Unaudited Condensed Financial Statements:                                     11
Unaudited Balance sheets as of March 31, 2014 and December 31, 2013           11
Unaudited Statements of operations for the three ended March 31, 2014
 and 2013                                                                     12
Unaudited Statements of member's (deficit) equity for the three months
 ended March 31, 2014                                                         13
Unaudited Statements of cash flows for the three months ended
March 31, 2014 and 2013                                                       14
Notes to unaudited condensed financial statements                             15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of
TelBill Holdings, LLC.

We have audited the accompanying balance sheets of TelBill Holdings, LLC. (the "Company") as of December 31, 2013 and 2012, and the related statements of operations, member's (deficit) equity, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards established by the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the years ended December 31, 2013 and 2012, in conformity with U.S. generally accepted accounting principles.

These accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in the
Note 7 to the accompanying financial statements, the Company subsequent to December 31, 2013, completed a reverse merger with Unified Signal, Inc. (formerly known as DataJack, Inc.). For accounting purposes, the Company was identified as the acquiring entity and Unified Signal, Inc. as the acquired entity. Unified Signal, Inc. (formerly known as DataJack, Inc.) has incurred significant recurring net loss in the current year and also in the past. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                            /s/ Liggett, Vogt & Webb, P.A.
                                            ------------------------------------
New York, New York
October 15, 2014

                             TELBILL HOLDINGS, LLC.
                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2013 AND 2012

                                                                          2013                 2012
                                                                       ----------           ----------
                                     ASSETS

Current assets:
  Cash and cash equivalents                                            $  161,498           $   12,452
  Accounts receivable                                                      95,234                   --
                                                                       ----------           ----------

      Total current assets                                                256,732               12,452
                                                                       ----------           ----------

      Total assets                                                     $  256,732           $   12,452
                                                                       ==========           ==========

                    LIABILITIES AND MEMBER'S (DEFICIT) EQUITY

Current liabilities:
  Accounts payable                                                     $   91,635           $   10,807
  Notes payable                                                           205,698                   --
                                                                       ----------           ----------

      Total current liabilities                                           297,333               10,807

Member's (deficit) equity                                                 (40,601)               1,645
                                                                       ----------           ----------

      Total liabilities and member's (deficit) equity                  $  256,732           $   12,452
                                                                       ==========           ==========


    The accompanying notes are in integral part of these financial statements

                             TELBILL HOLDINGS, LLC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                            2013                 2012
                                                          --------             --------
REVENUES
  Consulting revenues - related parties                   $     --             $182,130
  Revenues - licensing and mobile services                 507,560                   --
                                                          --------             --------
Total revenues                                             507,560              182,130
                                                          --------             --------
OPERATING EXPENSES
  Software licenses - related parties                      148,275                   --
  Hosting and other software costs                         124,940               70,761
  Carrier costs                                             45,561                   --
  Customer service                                          49,144               21,460
  Selling, general and administative                        94,786               13,458
                                                          --------             --------
Total operating expenses                                   462,706              105,679

Income before provision for income taxes                    44,854               76,451

Provision for income taxes                                      --                   --
                                                          --------             --------

NET INCOME                                                $ 44,854             $ 76,451
                                                          ========             ========


    The accompanying notes are in integral part of these financial statements

                             TELBILL HOLDINGS, LLC.
                     STATEMENT OF MEMBER'S (DEFICIT) EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2013


Balance as of January 1, 2012                                    $   27,194

Net income                                                           76,451

Member distributions                                               (102,000)
                                                                 ----------

Balance as of December 31, 2012                                       1,645

Net income                                                           44,854

Member distributions                                                (87,100)
                                                                 ----------

Balance as of December 31, 2013                                  $  (40,601)
                                                                 ==========


    The accompanying notes are in integral part of these financial statements

                             TELBILL HOLDINGS, LLC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                       2013                 2012
                                                                    ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   44,854           $   76,451
  Adjustments to reconcile net loss to net
   cash used in operating activities:
  Changes in operating assets and liabilities:
    Accounts receivable                                                (95,234)               8,000
    Accounts payable                                                    80,828                5,806
                                                                    ----------           ----------
       Net cash provided by operating activities                        30,448               90,257

CASH FLOWS FROM INVESTING ACTIVITIES:                                       --                   --
CASH FLOWS FROM INVESTING ACTIVITIES:                                       --
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable                              208,500                   --
  Net repayments of notes payable                                       (2,802)                  --
  Distributions                                                        (87,100)            (102,000)
                                                                    ----------           ----------
       Net cash provided by (used in) financing activities             118,598             (102,000)

Net increase (decrease) in cash and cash equivalents                   149,046              (11,743)

Cash and cash equivalents, beginning of the year                        12,452               24,195
                                                                    ----------           ----------
Cash and cash equivalents, end of year                              $  161,498           $   12,452
                                                                    ==========           ==========

Supplemental disclosures of cash flow information:
  Taxes paid                                                        $       --           $       --
                                                                    ==========           ==========
  Interest paid                                                     $       --           $       --
                                                                    ==========           ==========


    The accompanying notes are in integral part of these financial statements

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Holt Enterprises, LLC. (the "Company") was incorporated under the laws of the State of Washington under the name of Holt Enterprises, LLC on June 27, 2005. On March 5, 2013, the Company changed its name to TelBill Holdings, LLC (d/b/a TelBill). The Company is a mobile virtual network operator ("MVNO") solutions provider in the wireless industry with premier Voice, Data, SMS and Mobile Broadband services.

Prior to 2013, Holt Enterprises, LLC provided consulting services to assist several related parties which are controlled by the Company's sole member. The consulting services provided helped these related parties develop the operating system that TelBill uses today which include the telSPACE and mCASH billing software.

The Company has software for a service ("SAS") based billing and back office platform which enables companies in various industries sector to launch cellular, as well as other telecom services using their existing brand. In addition, the Company enables clients to private label mobile banking services including a mobile wallet linked to a prepaid debit card.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual financial statements.

NOTE 2 - LIQUIDITY

As of December 31, 2013, the Company had working capital deficit (current liabilities in excess of current assets) of approximately $40,601. During the years ended December 31, 2013 and 2012, the Company's net income was $44,854 and $76,451, and cash provided by operations was $30,448 and $90,257, respectively.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, the Company considers all cash on hand, in banks, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less at the date of purchase, to be cash and cash equivalents. Cash overdraft positions may occur from time to time due to the timing of making bank deposits and releasing checks, in accordance with the Company's cash management policies. Any cash overdraft positions are recorded as accounts payable in the balance sheet.

ACCOUNTS RECEIVABLE

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts based on its assessment of the current status of the individual receivables and after using reasonable collection efforts. The allowance for doubtful accounts as of December 31, 2013 and 2012 was zero.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. Assets and liabilities that are measured at fair value are reported using a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. This hierarchy maximizes the use of observable inputs and minimizes the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

     * Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets or liabilities.
     * Level 2 - Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and
     * Level 3 - Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As of December 31, 2013 and 2012, the Company did not identify any other non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC Topic 825, FINANCIAL INSTRUMENTS.

REVENUE RECOGNITION

The Company follows the guidance in Staff Accounting Bulletin (SAB) No. 104, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB 104 states that revenue is realized or realizable and earned when all of the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the seller's price to the buyer is fixed or determinable, and collectability is reasonably assured.

The Company derives revenues from license fees and service revenues. Revenue associated with licensing agreements primarily consists of non-refundable upfront license fees. Non-refundable upfront license fees received under license agreements, whereby continued performance or future obligations are considered inconsequential to the relevant license technology, are recognized as revenue upon delivery of the technology. We typically use signed contractual agreements as persuasive evidence of a sales arrangement.

MVNO service revenues are primarily derived from fees charged to terminate services over the Company's network and from related monthly recurring charges. Variable revenue is earned based on the number of minutes during a call and is recognized upon completion of a call. Revenue from each customer is calculated from information received through the Company's network switches. The Company tracks the information received from the switch and analyzes the call detail records and applies the respective revenue rate for each call. Fixed revenue is earned from monthly recurring services provided to customers that are fixed and recurring in nature, and are connected for a specified period of time. Revenues are recognized as the services are provided and continue until the expiration of the contract or until cancellation of the service by the customer. Cash fees received prior to call completion are recorded on the Company's balance sheets as unearned revenue. As of December 31, 2013 and 2012, the Company did not have any recorded unearned revenue.

ECONOMIC DEPENDENCY

The Company utilizes a limited number of suppliers. The Company is vulnerable to the risk of renewing favorable supplier contracts and timeliness of the supplier in processing the Company's orders for customers, and is at risk related to regulation and regulatory developments that govern the rates to be charged to the Company and, in some instances, whether certain facilities are required to be made available to the Company. In addition, the Company also uses the operating systems from two related parties.

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

INCOME TAXES

TelBill Holdings, LLC is a limited liability company. As a result, the Company's income for federal and state income tax purposes was reportable on the tax returns of the individual partners. Accordingly, no recognition has been made for federal or state income taxes in the accompanying financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB and the International Accounting Standards Board jointly issued ASU No. 2014-9, REVENUE FROM CONTRACTS WITH CUSTOMERS, which clarifies the principles for recognizing revenue and develops a common revenue standard for US GAAP and International Financial Reporting Standards. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The ASU is effective for public entities for annual and interim periods beginning after December 15, 2016 and for private companies in periods beginning after December 15, 2017. Early adoption is not permitted under US GAAP and retrospective application is permitted, but not required. The Company is currently evaluating the impact of adopting this guidance on its financial position and results of operations.

In June 2014, the FASB issued ASU No. 2014-12 "Compensation - Stock Compensation" (Topic 718). The ASU provides guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. That is the case when an employee is eligible to retire or otherwise terminate employment before the end of the period in which a performance target could be achieved and still be eligible to vest in the award if and when the performance target is achieved. The amendment requires a performance target that affects vesting and that could be achieved after requisite service period be treated as a performance condition. Compensation cost should be recognized in the period in which it becomes probable that such performance condition would be achieved and should represent the compensation cost attributable to the periods for which the requisite service has already been rendered. Those amendments are effective for annual reporting periods beginning after December 15, 2015, and interim periods therein. The Company will adopt ASU No. 2014-12 on January 1, 2016. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

In August 2014, the FASB issued Accounting Standards Update "ASU" 2014-15 on "Presentation of Financial Statements Going Concern (Subtopic 205-40) -
Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern". Currently, there is no guidance in U.S. GAAP about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity's ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term SUBSTANTIAL DOUBT, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management's plans,
(4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management's plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this Update are effective for public and nonpublic entities for annual periods ending after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

NOTE 4 - NOTES PAYABLE

At December 31, 2013 and 2012, notes payable consisted of the following:

                                                  2013                 2012
                                               ----------           ----------

CGL Interests Note                             $  155,698           $       --
Note payable-Jensen                                50,000                   --
                                               ----------           ----------
Total notes payable                               205,698                   --
Less current portion of notes payable            (205,698)                  --
                                               ----------           ----------
Noncurrent portion of notes payable            $       --           $       --
                                               ==========           ==========

CGL INTEREST NOTE

On September 9, 2013, the Company entered into a loan agreement for up to $200,000, at the holder's option. CGL agreed to loan up to $200,000 to assist in covering costs for various parties to implement their MVNO in exchange for a new MVNO for CGL at no cost. Payments are at 15% of the Company's MVNO revenues for each subscriber with no cap or time limitation.

If CGL advances funds to the Company on a particular MVNO, the Company must pay back these funds at 100% monthly royalty fee until tranche is repaid. If any advances are not repaid within 12 months, the outstanding balance is required to be then paid in twelve (12) monthly installments.

The Company's Chief Executive Officer, Paris Holt, has provided a personal guarantee.

NOTE PAYABLE-JENSON

On March 19, 2013, the Company issued a promissory note for $50,000, due April 1, 2014 with interest at 7% per annum. The Company is in default of the original payment terms.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

LITIGATION

From time to time, the Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not party to any such legal proceedings that believes will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

OPERATING LEASES

The Company leases its corporate offices in Kirkland, WA based upon month to month operating lease. Rent expense for office space amounted to approximately $3,424 and $1,573 for the years ended December 31, 2013 and 2012, respectively.

NOTE 6 - RELATED PARTY TRANSACTIONS

Effective February 19, 2013 and February 26, 2013, the Company entered into software licensing agreements with mCASH Holdings, LLC and telSPACE, LLC. On April 16, 2014, the Company amended its software licensing agreements with mCASH Holdings LLC and telSPACE LLC to provide for a one time perpetual license fee of $100,000 and $1,100,000, respectfully. The amended licensing agreements include provisions for both related party service providers to provide support services at current rates.

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

NOTE 7 - SUBSEQUENT EVENTS

MERGER

On June 4, 2014, the Company completed a reverse merger with Unified Signal, Inc. For accounting purposes, the Company was identified as the acquiring entity and Unified Signal, Inc. as the acquired entity.

As a result of this reverse merger the Company has a significant working capital deficit. As of June 30, 2014, the Company's unaudited consolidated financial statements reported a negative working capital of $1,107,316.

The accompanying financial statements have been prepared on a going-concern basis which contemplates the continuation of operations, realization of assets and liquidation of liabilities in the ordinary course of business. As of December 31, 2013, the financial statements do not include any adjustments relating to the recoverability and classifications of reported asset amounts or the amounts of liabilities that might result from the outcome of that uncertainty.

                             TELBILL HOLDINGS, LLC.
                            CONDENSED BALANCE SHEETS
                   AS OF MARCH 31, 2014 AND DECEMBER 31, 2013

                                                                        March 31,         December 31,
                                                                          2014                2013
                                                                       ----------          ----------
                                                                       (unaudited)
                                     ASSETS

Current assets:
  Cash and cash equivalents                                            $  103,182          $  161,498
  Accounts receivable                                                     205,606              95,234
                                                                       ----------          ----------

      Total current assets                                                308,788             256,732
                                                                       ----------          ----------

      Total assets                                                     $  308,788          $  256,732
                                                                       ==========          ==========

                    LIABILITIES AND MEMBER'S EQUITY (DEFICIT)

Current liabilities:
  Accounts payable                                                     $   98,775          $   91,635
  Notes payable                                                           196,060             205,697
                                                                       ----------          ----------

      Total current liabilities                                           294,835             297,333

Member's equity (deficit)                                                  13,953             (40,601)
                                                                       ----------          ----------

      Total liabilities and member's (deficit) equity                  $  308,788          $  256,732
                                                                       ==========          ==========

                 The accompanying notes are in integral part of
                      these condensed financial statements

                             TELBILL HOLDINGS, LLC.
                       CONDENSED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013
                                   (UNAUDITED)

                                                               2014                2013
                                                             --------            --------
REVENUES
  Consulting revenues - related parties                      $     --            $ 55,056
  Revenues - licensing and mobile services                    556,966                  --
                                                             --------            --------
Total revenues                                                556,966              55,056
                                                             --------            --------
OPERATING EXPENSES
  Software licenses - related parties                              --              55,500
  Hosting and other software costs                             76,423              11,120
  Carrier costs                                               250,069                  --
  Customer service                                             27,670               5,000
  Selling, general and administative                          110,750              14,012
                                                             --------            --------
Total operating expenses                                      464,912              85,632

Income (loss) before provision for income taxes                92,054             (30,576)

Provision for income taxes                                         --                  --
                                                             --------            --------

NET INCOME (LOSS)                                            $ 92,054            $(30,576)
                                                             ========            ========

                 The accompanying notes are in integral part of
                      these condensed financial statements

                             TELBILL HOLDINGS, LLC.
                CONDENSED STATEMENTS OF MEMBER'S (DEFICIT) EQUITY
                    FOR THE THREE MONTHS ENDED MARCH 31, 2014
                                   (UNAUDITED)


Balance as of January 1, 2014                                   $  (40,601)

Net income                                                          92,054

Member distributions                                               (37,500)
                                                                ----------

Balance as of March 31, 2014                                    $   13,953
                                                                ==========


                 The accompanying notes are in integral part of
                      these condensed financial statements

                             TELBILL HOLDINGS, LLC.
                       CONDENSED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013
                                   (UNAUDITED)

                                                                          2014                 2013
                                                                       ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                    $   92,054           $  (30,576)
  Adjustments to reconcile net loss to net cash
   (used in) provided by operating activities:
  Changes in operating assets and liabilities:
    Accounts receivable                                                  (110,372)              23,589
    Accounts payable                                                        7,140                9,989
                                                                       ----------           ----------
       Net cash (used in) provided by operating activities                (11,178)               3,002

CASH FLOWS FROM INVESTING ACTIVITIES:                                          --                   --

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable                                      --               50,000
  Net repayments of notes payable                                          (9,638)                  --
  Distributions                                                           (37,500)              (9,800)
                                                                       ----------           ----------
       Net cash (used in) provided by financing activities                (47,138)              40,200

Net (decrease) increase in cash and cash equivalents                      (58,316)              43,202

Cash and cash equivalents, beginning of the period                        161,498               17,609
                                                                       ----------           ----------
Cash and cash equivalents, end of period                               $  103,182           $   60,811
                                                                       ==========           ==========

Supplemental disclosures of cash flow information:
  Taxes paid                                                           $       --           $       --
                                                                       ==========           ==========
  Interest paid                                                        $       --           $       --
                                                                       ==========           ==========

                 The accompanying notes are in integral part of
                      these condensed financial statements

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Holt Enterprises, LLC. (the "Company") was incorporated under the laws of the State of Washington under the name of Holt Enterprises, LLC on June 27, 2005. On March 5, 2013, the Company changed its name to TelBill Holdings, LLC (d/b/a TelBill). The Company is a mobile virtual network operator ("MVNO") solutions provider in the wireless industry with premier Voice, Data, SMS and Mobile Broadband services.

Prior to 2013, Holt Enterprises, LLC provided consulting services to assist several related parties which are controlled by the Company's sole member. The consulting services provided helped these related parties develop the operating system the TelBill uses today which include the telSPACE and mCASH billing software.

The Company has software for a service ("SAS") based billing and back office platform which enables companies in various industries sector to launch cellular, as well as other telecom services using their existing brand. In addition, the Company enables clients to private label mobile banking services including a mobile wallet linked to a prepaid debit card.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual financial statements.

BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. These statements are unaudited but, in the opinion of management, reflect all adjustments necessary for a fair presentation of the Company's financial position, results of operations, cash flows and changes in member's equity as of and for the three months ended March 31, 2014. Except as otherwise disclosed herein, these adjustments consist of normal, recurring adjustments.

Operating results for the interim period are not necessarily indicative of results that may be expected for the fiscal year as a whole. Certain financial information and footnote disclosures normally included in the annual financial statements prepared in accordance with GAAP have been condensed or omitted. Accordingly, the unaudited condensed financial statements should be read in conjunction with the Company's audited financial statements as of and for the year ended December 31, 2013.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the unaudited condensed financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, the Company considers all cash on hand, in banks, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less at the date of purchase, to be cash and cash equivalents. Cash overdraft positions may occur from time to time due to the timing of making bank deposits and releasing checks, in accordance with the Company's cash management policies. Any cash overdraft positions are recorded as accounts payable in the balance sheet.

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

ACCOUNTS RECEIVABLE

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts based on its assessment of the current status of the individual receivables and after using reasonable collection efforts. The allowance for doubtful accounts as of March 31, 2014 and December 31, 2013 was zero.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. Assets and liabilities that are measured at fair value are reported using a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. This hierarchy maximizes the use of observable inputs and minimizes the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

     * Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets or liabilities.
     * Level 2 - Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and
     * Level 3 - Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As of March 31, 2014 and December 31, 2013, the Company did not identify any other non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC Topic 825, FINANCIAL INSTRUMENTS.

REVENUE RECOGNITION

The Company follows the guidance in Staff Accounting Bulletin (SAB) No. 104, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB 104 states that revenue is realized or realizable and earned when all of the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the seller's price to the buyer is fixed or determinable, and collectability is reasonably assured.

The Company derives revenues from license fees and service revenues. Revenue associated with licensing agreements primarily consists of non-refundable upfront license fees. Non-refundable upfront license fees received under license agreements, whereby continued performance or future obligations are considered inconsequential to the relevant license technology, are recognized as revenue upon delivery of the technology. We typically use signed contractual agreements as persuasive evidence of a sales arrangement.

MVNO service revenues are primarily derived from fees charged to terminate services over the Company's network and from related monthly recurring charges. Variable revenue is earned based on the number of minutes during a call and is recognized upon completion of a call. Revenue from each customer is calculated from information received through the Company's network switches. The Company tracks the information received from the switch and analyzes the call detail records and applies the respective revenue rate for each call. Fixed revenue is

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

earned from monthly recurring services provided to customers that are fixed and recurring in nature, and are connected for a specified period of time. Revenues are recognized as the services are provided and continue until the expiration of the contract or until cancellation of the service by the customer. Cash fees received prior to call completion are recorded on the Company's balance sheets as unearned revenue. As of March 31, 2014 and December 31, 2013, the Company did not have any recorded unearned revenue.

ECONOMIC DEPENDENCY

The Company utilizes a limited number of suppliers. The Company is vulnerable to the risk of renewing favorable supplier contracts and timeliness of the supplier in processing the Company's orders for customers, and is at risk related to regulation and regulatory developments that govern the rates to be charged to the Company and, in some instances, whether certain facilities are required to be made available to the Company. In addition, the Company also uses the operating systems from two related parties.

INCOME TAXES

TelBill Holdings, LLC is a limited liability company. As a result, the Company's income for federal and state income tax purposes was reportable on the tax returns of the individual partners. Accordingly, no recognition has been made for federal or state income taxes in the accompanying financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB and the International Accounting Standards Board jointly issued ASU No. 2014-9, REVENUE FROM CONTRACTS WITH CUSTOMERS, which clarifies the principles for recognizing revenue and develops a common revenue standard for US GAAP and International Financial Reporting Standards. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The ASU is effective for public entities for annual and interim periods beginning after December 15, 2016 and for private companies in periods beginning after December 15, 2017. Early adoption is not permitted under US GAAP and retrospective application is permitted, but not required. The Company is currently evaluating the impact of adopting this guidance on its financial position and results of operations.

In June 2014, the FASB issued ASU No. 2014-12 "Compensation - Stock Compensation" (Topic 718). The ASU provides guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. That is the case when an employee is eligible to retire or otherwise terminate employment before the end of the period in which a performance target could be achieved and still be eligible to vest in the award if and when the performance target is achieved. The amendment requires a performance target that affects vesting and that could be achieved after requisite service period be treated as a performance condition. Compensation cost should be recognized in the period in which it becomes probable that such performance condition would be achieved and should represent the compensation cost attributable to the periods for which the requisite service has already been rendered. Those amendments are effective for annual reporting periods beginning after December 15, 2015, and interim periods therein. The Company will adopt ASU No. 2014-12 on January 1, 2016. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

In August 2014, the FASB issued Accounting Standards Update "ASU" 2014-15 on "Presentation of Financial Statements Going Concern (Subtopic 205-40) -
Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern". Currently, there is no guidance in U.S. GAAP about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern or to provide related footnote

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity's ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term SUBSTANTIAL DOUBT, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management's plans,
(4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management's plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this Update are effective for public and nonpublic entities for annual periods ending after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 4 - NOTES PAYABLE

At March 31, 2014 and December 31, 2013, notes payable consisted of the following:

                                                  2014                 2013
                                               ----------           ----------

CGL Interests Note                             $  146,060           $  155,698
Note payable-Jensen                                50,000               50,000
                                               ----------           ----------
Total notes payable                               196,060              205,698
Less current portion of notes payable            (196,060)            (205,698)
                                               ----------           ----------
Noncurrent portion of notes payable            $       --           $       --
                                               ==========           ==========

CGL INTEREST NOTE

On September 9, 2013, the Company entered into a loan agreement for up to $200,000, at the holder's option. CGL agreed to loan up to $200,000 to assist in covering costs for various parties to implement their MVNO in exchange for a new MVNO for CGL at no cost. Payments are at 15% of the Company's MVNO revenues for each subscriber with no cap or time limitation.

If CGL advances funds to the Company on a particular MVNO, the Company must pay back these funds at 100% monthly royalty fee until tranche is repaid. If any advances are not repaid within 12 months, the outstanding balance is required to be then paid in twelve (12) monthly installments.

The Company's Chief Executive Officer, Paris Holt, has provided a personal guarantee.

NOTE PAYABLE-JENSON

On March 19, 2013, the Company issued a promissory note for $50,000, due April 1, 2014 with interest at 7% per annum. The Company is in default of the original payment terms.

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

NOTE 5 - COMMITMENTS AND CONTINGENCIES

LITIGATION

From time to time, the Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not party to any such legal proceedings that believes will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

NOTE 6 - RELATED PARTY TRANSACTIONS

Effective February 19, 2013 and February 26, 2013, the Company entered into software licensing agreements with mCASH Holdings, LLC and telSPACE, LLC. On April 16, 2014, the Company amended its software licensing agreements with mCASH Holdings LLC and telSPACE LLC to provide for a one time perpetual license fee of $100,000 and $1,100,000, respectfully. The amended licensing agreements include provisions for both related party service providers to provide support services at current rates.

NOTE 7 - SUBSEQUENT EVENTS

MERGER

On June 4, 2014, the Company completed a reverse merger with Unified Signal, Inc. For accounting purposes, the Company was identified as the acquiring entity and Unified Signal, Inc. as the acquired entity.

As a result of this reverse merger the Company has a significant working capital deficit. As of June 30, 2014, the Company's unaudited consolidated financial statements reported a negative working capital of $1,107,316.

The accompanying unaudited condensed financial statements have been prepared on a going-concern basis which contemplates the continuation of operations, realization of assets and liquidation of liabilities in the ordinary course of business. As of March 31, 2014, the unaudited condensed financial statements do not include any adjustments relating to the recoverability and classifications of reported asset amounts or the amounts of liabilities that might result from the outcome of that uncertainty.